UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2025

DEFI DEVELOPMENT CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41748	83-2676794
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6401 Congress Avenue, Suite 250 Boca Raton, Florida	33487
(Address of registrant’s principal executive office)	(Zip code)

(561) 559-4111

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	DFDV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 1, 2025, DeFi Development Corp. (f/k/a Janover Inc.), a Delaware corporation (the “Company”, or the “Buyer”) simultaneously (i) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Solsync Solutions Partnership, an Alaska general partnership (“Seller”), and Parker White, the sole partner of the Seller (the “Stockholder”), pursuant to which the Company agreed to acquire from the Seller (the “Acquisition”) a “validator” on the Solana blockchain ecosystem and two nodes under the names “BullMoose Systems” and “Strawberry Siren” (the “Purchased Assets”, and also referred to as “Business”) and (ii) closed the Acquisition (the “Closing”). Following the Closing, the Purchased Assets and the Business are now held by the Company.

The consideration paid by Buyer to the Seller for the Purchased Assets was an aggregate purchase price (the “Purchase Price”) comprised of: (a) Five Hundred Thousand Dollars ($500,000) paid in cash at Closing, and (b) Three Million Dollars ($3,000,000) worth of Buyer’s newly issued shares amounting to 86,412 restricted common stock, par value $0.00001 per share (the “Share Consideration”), which was based upon the daily volume-weighted average price of Buyer’s common stock on the Nasdaq Capital Market for the period from April 7, 2025 through the Closing Date, or $34.72. The Share Consideration was issued to the Seller at Closing and consists of restricted securities that do not carry any registration rights requiring the filing of any registration statement.

Under the terms of the Purchase Agreement, as of the Closing, the Buyer and Seller also entered into an assignment and assumption agreement to effect the transfer of the Purchased Assets (the “Assignment and Assumption Agreement”), as well as an IP assignment agreement in connection with Buyer and Seller providing interim services to each other after the Closing (the “Intellectual Property Assignment Agreement”).

The Purchase Agreement contains customary representations, warranties and covenants of Buyer and Seller. The Closing was subject to customary closing conditions, including, without limitation, the completion of due diligence investigations; the receipt of required consents by certain third parties; and the release of certain security interests.

The preceding summary of the Purchase Agreement, Intellectual Property Assignment Agreement, and Assignment and Assumption Agreement are qualified in their entirety by reference to the full text of each of the Purchase Agreement, Intellectual Property Assignment Agreement, and Assignment and Assumption Agreement, copies of which are attached hereto as Exhibit 2.1, Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Related Party Transaction

Mr. Parker, the sole partner of the Seller, is the Chief Operating Officer and Chief Investment Officer of the Company, and beneficially owns as of the date preceding the Closing of the transaction, more than 21.68% of the issued and outstanding shares of our outstanding common stock. Mr. Parker is considered a related party and the transactions described in this Form 8-K constitute a “related party transaction” as defined by Item 404 of Regulation S-K.

The transactions described in this Form 8-K were unanimously approved by a transaction committee comprised solely of disinterested members of the Board before being recommended to the Board for approval and were then unanimously approved by the disinterested members of the Board.

In reviewing the transactions described in this Form 8-K, the transaction committee and the disinterested members of the Board considered all relevant facts and circumstances, including without limitation, whether the transactions with Mr. Parker and the Seller, as described in this Form 8-K were proposed to be, or were, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party, the commercial reasonableness of the terms, the benefit and perceived benefit (or lack thereof) to the Company, opportunity costs of alternate transactions, the materiality and character of Mr. Parker’ direct or indirect interest, and Mr. Parker’s actual or apparent conflict of interest, the transaction committee and the disinterested members of the Board determined that upon consideration of all relevant information, the transactions described in this Form 8-K were in the best interests of the Company and its stockholders.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information provided in Item 1.01 above is incorporated into this Item 2.01 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information contained in Item 1.01 of this report is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

Press Release

On May 5, 2025, the Company issued a press release announcing the acquisition of the Business from the Seller. A copy of the press release is attached to this report as Exhibit 99.1.

Total Shares Outstanding

The Company will disclose on its website that the Company will have 2,001,887 total shares outstanding following the issuance of the Shares pursuant to the Purchase Agreement.

The information set forth under Item 7.01 of this Current Report on Form 8-K (“Current Report”), including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press release attached as Exhibit 99.1 hereto, the press release contains forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated as of May 1, 2025, by and among the Company, Solsync Solutions Partnership, and Parker White.
10.1	Intellectual Property Assignment Agreement, dated as of May 1, 2025, by and among the Company, and Solsync Solutions Partnership.
10.2	Assignment and Assumption Agreement, dated as of May 1, 2025, by and among the Company, and Solsync Solutions Partnership.
99.1	Press Release, dated as of May 5, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2025	DEFI DEVELOPMENT CORP.

	By:	/s/ Joseph Onorati
	Name:	Joseph Onorati
	Title:	Chairman & CEO

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